UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 6, 2005


                             DATARAM CORPORATION
__________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                     22-1831409
__________________________________________________________________________
 (State or other juris-      (Commission                  (IRS Employer
diction of incorporation)    File Number)               Identification No.)


     Route 571, P.O. Box 7528, Princeton, NJ                08543-7528
__________________________________________________________________________
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

__________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01  Changes in Registrant's Certifying Accountant

On October 6, 2005, Dataram Corporation ("The Company") engaged J.H. Cohn LLP as its independent registered public accounting firm to perform the Company's annual audit for its fiscal year ending April 30, 2006, and review of the Company's interim quarterly financial statements. The Company had previously engaged KPMG LLP as its principal accountants. On October 6, 2005 the Company dismissed KPMG LLP as its principal accountants. The decision to dismiss KPMG LLP and engage J.H. Cohn LLP was made by the Audit Committee of the Board of Directors.

In connection with the audits of the two fiscal years ended April 30, 2005 and 2004, and the subsequent interim period through October 6, 2005, there were no: (1)disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement or (2) reportable events as described by Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG LLP on the consolidated financial statements of Dataram Corporation and subsidiaries as of and for the years ended April 30, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the previous two most recent fiscal years and in the subsequent interim period, the Company has not consulted with J.H. Cohn LLP on any matter.

The Registrant has provided KPMG LLP with a copy of the disclosures which it is making herein and has requested KPMG LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K. In response to this request, the Company has received a letter from KPMG LLP which is attached as an exhibit.

Item 9.01  Financial Statements and Exhibits.

The following exhibits are filed as part of this Report on Form 8-K/A:

        1. Exhibit 16 - Letter of KPMG LLP re: change in certifying accountant.

        2.  Exhibit 99 - Press Release.



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION

                                 By:  MARK MADDOCKS
Date:  October 12, 2005               _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer